BLACKROCK FUNDS II

LifePath® Active 2015 Portfolio

(the “Fund”)

Supplement dated September 30, 2014 to
the Prospectus of the Fund, each dated February 28, 2014

The Board of Trustees (the “Board”) of BlackRock Funds II recently approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “LifePath Active Retirement Portfolio,” a change to the Fund’s investment objective, and certain changes to the Fund’s principal investment strategies. The Fund currently has an investment objective “to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.” The investment objective will become “to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes.” The changes will become effective on or about December 31, 2014.

Whereas currently, the Fund’s investment strategy becomes increasingly conservative over time, the Fund will now enter into its most conservative phase and will seek to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. In connection with these changes, the Fund will generally seek to maintain an asset allocation of 40% in underlying funds that invest in equity and 60% in underlying funds that invest in fixed income, although the allocation may shift over time depending on market conditions. These allocations reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital.

In addition, the repurposed Fund will be designed to help balance three risk factors that investors face during retirement: market risk (potential declines in market values), longevity risk (living longer than expected) and inflation risk (loss of purchasing power). Specifically, the Fund will seek to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement while minimizing the risk of exhausting their investment. There is no guarantee that the performance of the Fund will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor’s portfolio changes.

Each of the LifePath® Active 2015 Portfolio, LifePath® Active 2020 Portfolio, LifePath® Active 2025 Portfolio, LifePath® Active 2030 Portfolio, LifePath® Active 2035 Portfolio, LifePath® Active 2040 Portfolio, LifePath® Active 2045 Portfolio, LifePath® Active 2050 Portfolio, and LifePath® Active 2055 Portfolio (collectively, the “Funds”), each a series of BlackRock Funds II, recently adopted certain changes to its “glide path.” As a result of these changes, under the new glide path, each Fund’s target asset allocation at its retirement date is expected to be 40% in underlying funds that invest primarily in equity and 60% in underlying funds that invest primarily in fixed income, although each Fund’s target allocation may shift over time depending on market conditions. In addition, although each Fund’s asset mix currently becomes more conservative both prior to and after retirement, under the new glide path, a Fund’s allocation will reach its most conservative phase at retirement and generally will not become more conservative following the target retirement date, although its allocation may change to maintain its risk profile. These changes will become effective on or about November 28, 2014; where applicable, these changes are incorporated into this Supplement.

Investors should review carefully the specific changes to the Prospectus of the Fund, reflecting the changes noted above, which are detailed below.

Effective on or about December 31, 2014, the following changes are made to the Fund’s Prospectus.

Change in the Fund’s Name

The LifePath Active 2015 Portfolio is renamed LifePath Active Retirement Portfolio. References in the Fund’s Prospectus to the “2015 Fund” are replaced with “Retirement Fund.”

Change in the Fund’s Investment Objective

The section of the Prospectus captioned “Fund Overview — Key Facts About LifePath® Active 2015 Portfolio — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of the LifePath Active Retirement Portfolio (the “Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes.

Change in the Fund’s Strategies and Risks

The section of the Prospectus entitled “Fund Overview — Key Facts About LifePath® Active 2015 Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund, which is a fund of funds, allocates and reallocates its assets among a combination of equity, fixed income and money market funds (the “underlying funds”) in proportions based on its own comprehensive investment strategy. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end funds and affiliated exchange-traded funds (“ETFs”).

The Fund is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment. The Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Fund will be broadly diversified across global asset classes, and will generally seek to maintain an asset allocation of 40% in underlying funds that invest in equity and 60% in underlying funds that invest in fixed income, although the allocation may shift over time depending on market conditions. As of January 31, 2014, the Fund held approximately 39.22% of its assets in underlying funds that invest primarily in equity securities and 60.78% of its assets in underlying funds that invest primarily in fixed income, including underlying funds that invest primarily in money market instruments. Certain underlying funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Although the Fund will generally seek to maintain an asset allocation of 40% in underlying funds that invest in equity and 60% in underlying funds that invest in fixed income, BlackRock may adjust the proportion of equity funds and fixed income funds in the Fund based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of the Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BlackRock may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the Fund or achieve its investment objective.

Factors such as fund classifications, historical risk and performance, and the relationship to other underlying funds in the Fund are considered when selecting underlying funds. The specific underlying funds selected for the Fund are determined at BlackRock’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See “Description of Underlying Funds” for a list of the underlying funds, their classification into equity or fixed income funds and a brief description of their investment objectives and primary investment strategies.

The allocation to underlying funds that invest in equity may be further diversified by style (including both value and growth funds), market capitalization (including both large cap and small cap funds), region (including domestic and international (including emerging market) funds), or other factors. The fixed income allocation may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or “junk bonds”), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed income are determined at the discretion of the investment team and can be changed to reflect the current market environment.

Because the Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the Fund’s risk profile.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Fund may use derivatives as a substitute for taking a position in an underlying fund or ETF and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by Fund management.

The Fund is a non-diversified portfolio under the Investment Company Act of 1940, as amended.

The section of the Prospectus entitled “Fund Overview — Key Facts About LifePath® Active 2015 Portfolio — Principal Risks of Investing in the Fund — Retirement Income Risk” is deleted in its entirety and replaced with the following:

■ Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

The section of the Prospectus entitled “Details About the Funds — Investment Time Horizons” is deleted in its entirety and replaced with the following:

Investment Time Horizons

The Funds are intended to provide distinct investment programs to meet the different investment objectives, time horizons and risk tolerances of a range of investors. Each Fund is managed for a specific target retirement date (the date included in the name of the Fund), except for the Retirement Fund, which is already in its “retirement phase.” Each of the Funds was created by BlackRock Advisors, LLC (BlackRock), the Funds’ manager.

An investor’s time horizon marks the point when the investor plans to start making net withdrawals from his or her investments, in other words, the time when they will cease making new contributions to their investments. For many Fund investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other Fund investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.

As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each Fund has its own time horizon, which affects the targeted risk level of that Fund and, in turn, its asset allocation.

The allocations for the Retirement Fund reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long-term growth of capital. The Retirement Fund is designed to help balance three risk factors that investors face during retirement: market risk (potential declines in market values), longevity risk (living longer than expected) and inflation risk (loss of purchasing power). Specifically, the Retirement Fund seeks to enable investors to maintain a steady withdrawal rate (about 3-5% per year) throughout their retirement while minimizing the risk of exhausting their investment. There is no guarantee that the performance of the Retirement Fund will be sufficient to enable this withdrawal rate or that any one withdrawal rate is appropriate for all investors. Investors should work with a financial advisor or other expert to determine a sustainable withdrawal rate for their circumstances, and that withdrawal rate should be periodically reassessed throughout retirement as the value of the investor’s portfolio changes.

The investment objective of each Fund is as follows:

■ The Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Retirement Fund will be broadly diversified across global asset classes.

■ Each of the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, each such Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The investment objective of each Fund is a non-fundamental policy of each Fund and may not be changed without 30 days’ prior notice to shareholders.

You should carefully consider the asset allocation and risks of each Fund before deciding whether to invest.

The Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities and fixed income, including money market instruments. To implement the asset allocation strategy, each Fund invests in a combination of underlying funds in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the Fund’s name approaches, except for the Retirement Fund, which is already in its most conservative phase.

The section of the Prospectus entitled “Details About the Funds—Which Fund to Consider” is deleted in its entirety and replaced with the following:

Which Fund to Consider

The first step in choosing which Fund to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of the Funds (except for the Retirement Fund) is actually a year — a “target year” when you might expect to begin withdrawing your money. Selecting the Fund that may be most appropriate for your investment may be as simple as matching your target year with the closest Fund target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 65. If you are 45 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2032, as in this example, you may conclude that 2030 Fund is the most appropriate Fund for you.

The investment mix of the Funds gradually shifts from a greater concentration of higher-risk investments (namely, underlying funds that invest primarily in equity securities) to a greater concentration of lower-risk investments (namely, underlying funds that invest primarily in fixed income securities), thereby making the Funds increasingly conservative.

In making your investment decision, you should keep in mind:

■ The Funds’ investment strategies derive from the risk tolerance of average investors with a particular time horizon.

■ The Funds’ time horizons are based on the year in their name, except for the Retirement Fund, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a Fund with a shorter time horizon. The final choice is yours.

The section of the Prospectus entitled “Details About the Funds — A Further Discussion of the Principal Investment Strategies” is deleted in its entirety and replaced with the following:

A Further Discussion of the Principal Investment Strategies

The Funds with longer time horizons invest a greater portion of their assets in underlying funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Funds with shorter time horizons invest a greater portion of their assets in underlying funds that invest in fixed income, including money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the Funds with shorter time horizons have lower expected returns than the Funds with longer time horizons.

As each Fund approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the underlying funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a Fund as it approaches its time horizon.

For example, the Retirement Fund has entered its “retirement phase” and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in underlying funds that are money market funds. Rather, because BlackRock believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of the Retirement Fund’s assets will continue to be allocated to underlying funds that are equity and fixed-income funds.

In determining the allocation of assets to the underlying funds, BlackRock analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the underlying funds. The allocations are monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the Funds, BlackRock focuses on long-term targets and objectives. The progression over time of a Fund’s asset allocation based on the glide path to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The underlying funds invest in a mix of equity securities and fixed income securities, including money market instruments. The underlying funds may include funds that seek exposure to commodities (including commodity indexes). Certain underlying funds invest in REITs, foreign securities, emerging markets, below investment-grade bonds, and commodities and derivatives, which are subject to additional risks, as described in the “Details About the Funds — Investment Risks” section of this prospectus. The investment model adjusts each Fund’s risk level by gradually making it more conservative as the year in the Fund’s name approaches, except for the Retirement Fund, which is already in its most conservative phase. Under normal circumstances, each Fund intends to invest primarily in affiliated open-end funds and affiliated ETFs.

On approximately the target retirement date of a Fund (except for the Retirement Fund, which is already in its “retirement phase”), the Board of Trustees of a Fund (the “Board”) may evaluate alternatives available to such Fund. These alternatives may include a merger into another BlackRock fund subject to the Board determining, among other things, that it would be in the best interest of the Fund. Such a merger may or may not require shareholder approval. Finally, the Board may instead cause the Fund to be liquidated.

BlackRock regularly monitors the allocations of the Funds to ensure that they are consistent with each Fund’s current allocation strategy. The Funds may be brought back to the intended allocations either through the direction of daily cash flows to suitable underlying funds or by monthly rebalancing if necessary.

Because each of the Funds invests principally in shares of underlying funds, each is considered “non-diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund. However, in the case of the Funds, this risk is reduced because the underlying funds are themselves generally diversified.

Each Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Each Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. A Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Each Fund may use derivatives as a substitute for taking a position in an underlying fund or ETF, and such derivative exposure shall be included in the Fund’s equity or fixed income asset allocation as determined by Fund management.

The section of the Prospectus entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds or the Underlying Funds — Retirement Income Risk” is deleted in its entirety and replaced with the following:

■ Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the Fund name, if applicable; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

Shareholders should retain this Supplement for future reference.

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